Exhibit 10.6


United Air Lines, Inc.
1670-06 Page 1

1670-06
July 12, 1996

United Air Lines Inc.
P.O. Box 66100
Chicago, Illinois 60666


Subject:    Letter Agreement No. 1670-06 to
            Purchase Agreement No. 1670-
            [*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY
            WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT
            TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference is made to Purchase Agreement No. 1670 dated December
18, 1990 between The Boeing Company (Boeing) and United Air
Lines, Inc. (Buyer) (the Purchase Agreement) relating to the sale by Boeing and the purchase by Buyer of thirty-nine (39) Model 747-422 aircraft (the Aircraft).

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase
Agreement.

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
1670-06 Page 2

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
1670-06 Page 3

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

United Air Lines, Inc.
1670-06 Page 4

[*CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE
SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]

Very truly yours,

THE BOEING COMPANY

By /s/ M. O. Hunt
   --------------
Its Attorney-In-Fact
- --------------------


ACCEPTED AND AGREED TO this

Date: July 12, 1996
      -------

United Air Lines Inc.

By /s/ Douglas A. Hacker
   ---------------------
Its Senior Vice President and
    -------------------------
    Chief Financial Officer
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